SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 1, 2010

  BTHC XIV, INC.
 (Exact name of registrant as specified in Charter)

Delaware	000-52722	26-5456276
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)
8235 Douglas Avenue, Suite 1100, Dallas, Texas 75225
(Address of Principal Executive Offices)

174 FM 1830, Argyle, TX 76226

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements.  These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On June 1, 2010, we entered into a share purchase agreement, (the “Share Purchase Agreement”), with Patrick D. Souter (the “Purchaser”), pursuant to which the Purchaser acquired 5,704,408 million shares of our common stock for $5,704.41 or, $.001 per share.  As a result of this transaction, 6,004,640 shares of our common stock are currently issued and outstanding.

       The foregoing description of the terms of the Share Exchange Agreement is qualified in its entirety by reference to the provisions of the document filed as Exhibit 2.1 to this report, which is incorporated by reference herein.

ITEM 2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 1, 2010, we completed a stock sale transaction with the Purchaser pursuant to the Share Purchase Agreement.

Our current business plan is to develop a restaurant and bar concept geared towards individuals and families living within the proximity of the suburban location.  This restaurant and bar is geared to offer customers a venue to hear local bands and participate in various other entertainment options such as popular video games and organized club activities involving pool, darts, Texas Hold ‘Em, and ping pong.

We have no capital and must depend on the Purchaser to provide us with the necessary funds to implement our business plan.

Employees

We have no employees. Our president and sole director, Patrick D. Souter, will be responsible for managing our administrative affairs, including our reporting obligations pursuant to the requirements of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of June 1, 2010 (i) by each person who is known by us to beneficially own more than 5% of our common stock and (ii) by each of our officers and directors.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount & Nature of Beneficial Ownership	Percent of Class

Patrick D. Souter 8235 Douglas Avenue, Suite 1100, Dallas, Texas 75225	Chairman, President, Chief Financial Officer and Secretary	Common Stock $0.001 par value	5,704,408	95%

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following table sets forth the name and position of each of our current executive officers and directors.

Name	Age	Position

Patrick D. Souter	45	Chairman, President, CEO, CFO and Secretary
Timothy P. Halter	44	Director

Patrick D. Souter is responsible for our overall operations.

Patrick D. Souter received his BBA in Finance and Juris Doctorate from Baylor University in 1987 and 1991, respectively. While Mr. Souter maintains a transaction based legal practice, he has substantial experience the restaurant and bar industry.  Mr. Souter has been an owner of Gators Croc & Roc, a restaurant and piano bar located in the historic West End area of downtown Dallas, Texas since 2003. Gator’s Croc & Roc is a primary entertainment venue for those who live and work in Downtown Dallas.  In addition, the locale is popular for those attending events at the American Airlines Center and Dallas Convention Center.  In addition, Mr. Souter is an owner of Gator’s Bar and Grill geared for those individuals and families living in the proximity of its location in the Dallas suburb of Carrollton, Texas.  This restaurant and bar is geared to offer customers a venue to hear local bands and participate in various other entertainment options such as popular video games and organized club activities involving pool, darts, Texas Hold ‘Em, and ping pong.

There are no other agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of any other person.

Directors are elected until their successors are duly elected and qualified.

Board Composition and Committees

Our board of directors is currently composed of two members. All actions of the board of directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

We currently do not have standing audit, nominating or compensation committees.  Currently, our entire board of directors is responsible for the functions that would otherwise be handled by these committees.

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business.  However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.  We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results.

ITEM 5.01                      CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

As a result of the closing of the stock purchase transaction, the Purchaser now owns 95% of the total outstanding shares of our capital stock and 95% total voting power of all our outstanding voting securities.

ITEM 5.02                      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OFDIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORYARRANGEMENTS OF CERTAIN OFFICERS

In connection with the closing of the exchange transaction on June 1, 2010, Timothy P. Halter, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately.  The resignation of Mr. Halter is not in connection with any known disagreement with us on any matter.

For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith are the following exhibits:

Exhibit No.	Description
2.1	Share Purchase Agreement, dated June 1, 2010, between the Company and the Purchaser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date	By:	/s/ Patrick D. Souter
Patrick D. Souter
President

Dated: June 1, 2010